Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2014, is by and among NEW MEDIA HOLDINGS I LLC, a Delaware limited liability company (“Holdings”), NEW MEDIA HOLDINGS II LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of Holdings party hereto (together with Holdings, collectively, the “Guarantors”), the Lenders party hereto and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain credit agreement dated as of June 4, 2014 (as amended on July 17, 2014, as amended by that certain First Amendment to Credit Agreement dated as of September 3, 2014 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested certain amendments to the Credit Agreement as more specifically set forth herein; and

WHEREAS, the Required Lenders have agreed to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

1.1 Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“Amendment No. 2 Effective Date” means November 20, 2014.

1.2 Amendment to Permitted Acquisition. Clause (h) of the definition of Permitted Acquisition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) with respect to any acquisition of a target that would constitute at least 25% of Consolidated EBITDA after giving effect to such acquisition on a Pro Forma Basis, the Administrative Agent shall have received either (i) a quality of earnings report with respect to such target or (ii) audited financial statements of such target, in each case in form and substance reasonably acceptable to the Administrative Agent, and

1.3 Amendment to Pro Forma Basis. The definition of Pro Forma Basis set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Pro Forma Basis” means, for purposes of determining compliance with the financial covenant contained in Section 6.1 or for purposes of calculating the Total Leverage Ratio as of any date, compliance with the provisions of Section 6.1 or calculation of such financial ratio for the Test Period most recently ended for which financial statements have been delivered pursuant to Section 5.1, determined on a pro forma basis by giving pro forma effect to (A)(1) the Transactions, (2) all Permitted Acquisitions, (3) all Investments and Consolidated Capital Expenditures and (4) all Dispositions of any material assets outside of the ordinary course of business (and in each case, the incurrence or repayment of any Indebtedness in connection therewith) that have occurred during the Test Period most recently ended (or, if such calculation is being made for the purpose of determining whether (i) any proposed acquisition will constitute (or will be permitted as) a Permitted Acquisition or there is compliance with Section 2.24(d)(iv) or Section 6.2(h), (ii) any Indebtedness or Liens may be incurred or (iii) any Disposition or Restricted Payment made, (x) during the applicable Test Period or (y) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made), (B) actions taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken no later than 18 months after the end of such Test Period, in each case, as if they occurred on the first day of such Test Period and (C) all management fees, incentive fees and expenses triggered, implemented, incurred, increased or accrued as a result of any such transaction or actions, in each case as if such management fees, incentive fees and expenses were paid commencing on the first day of such Test Period and giving effect to the “run rate” thereof. Whenever pro forma effect is to be given to any such transaction or such action, the pro forma calculations shall be made in good faith by a Responsible Officer of Holdings and may include expected “run rate” cost savings, operating expense reductions and synergies projected by Holdings in good faith to result from such transactions or actions (without duplication of actual cost savings, operating expense reductions and synergies), as though such cost savings, operating expense reductions and synergies had been realized on the first day of such Test Period and as if such “run rate” cost savings, operating expense reductions and synergies were realized during the entirety of such Test Period, to the extent (x) Holdings in good faith believes that such “run rate” cost savings, operating expense reductions and synergies are reasonably identifiable, factually supportable, (y) such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken no later than 18 months after the end of such Test Period and (z) no amounts shall be added back as a pro forma adjustment hereunder to the extent duplicative of any amounts that are otherwise added back in calculating Consolidated EBITDA.

2

1.4 Amendment to Available Incremental Amount. Section 2.24(d)(iii) is hereby amended and restated in its entirety to read as follows:

(iii) the aggregate principal amount of Incremental Term Loans and Incremental Revolving Credit Commitments after the Amendment No. 2 Effective Date shall not exceed $225,000,000 in the aggregate (the “Available Incremental Amount”); and

1.5 Amendments to Incremental Term Loan Conditions. Sections 2.24(e)(i)(C) and (E) are hereby amended and restated in their entirety to read as follows:

(C) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans on the date of incurrence of such Incremental Term Loans, except (1) by virtue of amortization or prepayment of Term Loans prior to the time of such incurrence or (2) to the extent the remaining Weighted Average Life to Maturity of the Initial Term Loans (and any previous Incremental Term Loans) is shortened to match or be shorter than the Weighted Average Life to Maturity of the Incremental Term Loans pursuant to the Incremental Amendment executed by the Borrower, each Incremental Lender and the Administrative Agent with respect to such Incremental Term Loans,

********

(E) shall have an amortization schedule applicable to any Incremental Term Loans on the same terms as for the Initial Term Loans, unless the amortization schedule for the Initial Term Loans (and any previous Incremental Term Loans) is increased to match (on a percentage basis of the applicable initial term loan amount) the amortization schedule applicable to such Incremental Term Loans pursuant to the Incremental Amendment executed by the Borrower, each Incremental Lender and the Administrative Agent with respect to such Incremental Term Loans, and

1.6 Amendment to Assumed/Acquisition Debt Basket. The reference to “$10,000,000” in Section 6.2(e) is hereby amended to reference “$15,000,000.”

1.7 Amendment to Assumed Lien Basket. The reference to “$10,000,000” in Section 6.3(k) is hereby amended to reference “$15,000,000.”

1.8 Amendment to Cross-Default and Judgment Default Thresholds. The reference to “$5,000,000” in Sections 7.1(e) and 7.1(h) is hereby amended to reference “$7,500,000.”

3

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties and the Required Lenders.

(b) Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are due and payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of the Loan Parties. The Loan Parties hereby represent and warrant that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that is already qualified or modified by materiality in the text thereof, and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect to this Amendment.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

4

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.12 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	NEW MEDIA HOLDINGS II LLC

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GUARANTORS:	NEW MEDIA HOLDINGS I LLC

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
SEACOAST NEWSPAPERS, INC.
LMG MASSACHUSETTS, INC.
LMG PENNSYLVANIA MANAGEMENT, INC.
THE INQUIRER AND MIRROR, INC.
LMG PENNSYLVANIA HOLDINGS, INC.
LMG PENNSYLVANIA, L.P., by its general partner, LMG Pennsylvania Management, Inc.
THE MAIL TRIBUTE, INC.
LMG NATIONAL PUBLISHING, INC.
THE NICKEL OF MEDFORD, INC.
LMG STOCKTON, INC.

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

COPLEY OHIO NEWSPAPERS, INC.
ENHE ACQUISITION, LLC
ENTERPRISE NEWSMEDIA HOLDING, LLC
ENTERPRISE NEWSMEDIA, LLC
ENTERPRISE PUBLISHING COMPANY, LLC
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.
GATEHOUSE MEDIA FLORIDA HOLDINGS, INC.
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.
GATEHOUSE MEDIA HOLDCO, LLC
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.
GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC
GATEHOUSE MEDIA IOWA HOLDINGS, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.
GATEHOUSE MEDIA LANSING PRINTING, INC.
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA OPERATING, LLC
GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA VENTURES, INC.
GATEHOUSE MEDIA, LLC
GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
LIBERTY SMC, L.L.C.
LOW REALTY, LLC
LRT FOUR HUNDRED, LLC
MINERAL DAILY NEWS TRIBUNE, INC. NEWS LEADER, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
THE PEORIA JOURNAL STAR, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.

By:	/s/ Gregory W. Freiberg
Name:	Gregory W. Freiberg
Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:	CITIZENS BANK OF PENNSYLVANIA,
as Administrative Agent and as a Lender

	By:	/s/ A. Paul Dawley
	Name:	A. Paul Dawley
	Title:	Vice President

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Mutual Quest Fund
	By:	Franklin Mutual Advisers, LLC,
as a Lender

	By:	/s/ Shawn Tumulty
	Name:	Shawn Tumulty
	Title:	Vice President

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Credit Suisse Loan Funding LLC, as a Lender

	By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	by BDCA Adviser on behalf of BDCA Funding I, LLC, as a Lender

	By:	/s/ Robert Grunewald
	Name:	Robert Grunewald
	Title:	CIO

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	HMS Funding I, LLC,
as a Lender

	By:	/s/ Alejandro Palomo
	Name:	Alejandro Palomo
	Title:	Director

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	HMS Income Fund, Inc.,
as a Lender

	By:	/s/ Alejandro Palomo
	Name:	Alejandro Palomo
	Title:	Director

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MAIN STREET CAPITAL CORPORATION,
as a Lender

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

	By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

	By:	/s/ D. Andrew Maletta
	Name: Title:	D. Andrew Maletta
Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	LBC III JC FUNDING, LLC, as a Lender

	By:	/s/ Christopher J. Calabrese
	Name: Title:	Christopher J. Calabrese Executive Manager

LBC III WF FUNDING, LLC, as a Lender

	By:	/s/ Christopher J. Calabrese
	Name: Title:	Christopher J. Calabrese Executive Manager

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2012-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2012-2, Ltd., as a Lender

By: Halcyon Loan Advisors 2012-2 LLC as collateral manager

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2013-1 LTD., as a Lender

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2013-2 LTD., as a Lender

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2014-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2014-2 Ltd., as a Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Halcyon Loan Advisors Funding 2014-3 Ltd, as a Lender

By: Halcyon Loan Advisors 2014-3 LLC as collateral manager

	By:	/s/ Eugene Shternfeld
	Name: Title:	Eugene Shternfeld CLO Associate

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Swiss Capital Pro Loan VI - HALCYON, as a Lender

	By:	/s/ David Martino
	Name: Title:	David Martino Controller

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MARATHON CLO IV LTD., as a Lender

By: Marathon Asset Management L.P. Its Portfolio Manager and Authorized Signatory

	By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MARATHON CLO V LTD., as a Lender

By: Marathon Asset Management L.P. Its Portfolio Manager and Authorized Signatory

	By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MARATHON CLO VI LTD., as a Lender

By: Marathon Asset Management L.P. Its Portfolio Manager and Authorized Signatory

	By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MARATHON CLO VII LTD., as a Lender

By: Marathon Asset Management L.P. Its Portfolio Manager and Authorized Signatory

	By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC

SECOND AMENDMENT TO CREDIT AGREEMENT